GUARANTY OF ACCOUNT

In consideration of the opening, and/or the continuing, by RBC Capital Markets, LLC ("RBC CM") of the account or accounts identified in Schedule A hereto (which separately or jointly, with any and all renewals thereof and as may be renumbered by RBC CM from time to time, are collectively hereinafter referred to as the "Guaranteed Account") with, or otherwise giving credit in the Guaranteed Account to the owner or owners of the Guaranteed Account (hereinafter referred to as the "Customer"), the undersigned (hereinafter referred to as the "Guarantor"), on the terms and subject to the conditions hereinafter set forth, hereby unconditionally agrees to pay to RBC CM, on demand, any indebtedness which may now or hereafter be owing to RBC CM by the Customer, including, without limitation, any interest on any such indebtedness, together with any reasonable costs and expenses of enforcing this Guaranty (collectively, the "Liabilities").

1. Guaranty. The Guarantor unconditionally and irrevocably guarantees to RBC CM the punctual payment and performance of the Liabilities, including, without limitation, any interest thereon. This Guaranty is a guaranty of payment and performance, and not of collection only. RBC CM shall not be required to exhaust any remedy or right or take any action against the Guarantor or the Customer, or any other person or entity or any collateral. All funds collected by RBC CM may in its sole discretion be applied in such manner and in such amount, and at such time or times, to the payment or reduction of all or any part of the Liabilities.

2. Guaranty Absolute. The Guarantor guarantees that the Liabilities shall be paid strictly in accordance with the terms of the applicable account agreement, note, or other document executed by the Customer or the Guarantor (collectively, the "Account Documents"), and that the Guarantor's liability under this Guaranty is absolute and unconditional irrespective of (a) any change in time, manner or place of payment, or in any other term of the Account Documents whether by renewal, extension, substitution, compromise, acceleration or otherwise; (b) any present or future law, regulation, order of any jurisdiction or of any agency thereof purporting to reduce, amend, restructure, or otherwise affect any term of the Account Documents; (c) without being limited by the foregoing, any lack of validity or enforceability or any subordination of the Account Documents or any provision thereof; (d) any other defense, set-off, counterclaim or circumstance whatsoever with respect to the Liabilities, the Account Documents, or the transactions contemplated thereby, which might constitute a defense available to, or discharge of, the Customer or the Guarantor whether through any insolvency, bankruptcy, assignment, release, discharge or other such proceeding or any circumstance constituting a legal or equitable defense or discharge or otherwise; and (e) any suretyship defense as provided in Section 9 below or otherwise. The Guarantor irrevocably waives the right to assert such defenses, set-offs or counter-claims in any litigation relating to the Liabilities, the Account Documents, or the transactions contemplated thereby.

3. Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment and performance of all the Liabilities, and shall remain in full force and effect until payment and/or performance in full of the Liabilities and other amounts payable under this Guaranty. The Guarantor shall not exercise any rights of subrogation, by any payment made under this Guaranty or otherwise, until all of the Liabilities have been paid in full.

4. Certain Taxes. The Guarantor understands, acknowledges and agrees that all payments to be made hereunder shall be made without set-off or counter-claim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed.

5. Set-off. The Guarantor understands, acknowledges and agrees that, in addition to and without limitation of any right of set-off or counter-claim which RBC CM may have against the Guarantor or the Customer under any Account Document, RBC CM shall be entitled, at its option, to offset balances held by it for or in the Guaranteed Account in the name of the Guarantor against any amount payable by the Guarantor under this Guaranty which is not paid when due.

6. Control of Guarantor Account. The Guarantor and RBC CM understand and agree that RBC CM as secured party pursuant to Section 11(a) below shall have control over the account or accounts listed in Schedule B hereto (which separately or jointly, with any and all renewals thereof and as may be renumbered by RBC CM from time to time, are collectively hereinafter referred to as the "Guarantor Account"), as the term "control" is defined in the Uniform Commercial Code as encoded in the State of Minnesota, Minnesota Statutes Section 336.8-106 (as the same may be amended from time to time). RBC CM may identify the Guarantor Account in its books and records as subject to a security interest in favor of and to the control of RBC CM with respect to the Liabilities.

7. Events of Default. The parties hereto understand, acknowledge and agree that the occurrence of any of the following shall constitute an event of default (each, an "Event of Default"): (a) if any payment to RBC CM with respect to the Liabilities is not made when due; (b) if there is a breach of any provision of the Account Documents or this Guaranty; (c) if a garnishment summons or a writ of attachment is issued against or served upon the Customer or the Guarantor for the attachment of their respective property; (d) if the Customer or the Guarantor shall submit to RBC CM any financial or other disclosure statement containing information which shall prove to be incorrect in any respect when made; (e) if the Customer or the Guarantor shall fail to provide financial statements upon request; (f) if RBC CM shall at any time in good faith believe that the prospect of due and punctual payment under this Guaranty or under any Account Document is impaired; (g) a principal officer or a majority shareholder of the Customer or the Guarantor shall die or become temporarily or permanently incapacitated; (h) a petition is filed by or against the Customer or the Guarantor, or a principal officer or majority shareholder of the Customer or the Guarantor, under the United States Bankruptcy Code or any other federal or state law relating to insolvency, reorganization, receivership or relief of debtors; or (i) for any reason this Guaranty ceases to be in full force and effect or the Guarantor or any other person shall institute an action or shall otherwise take steps to assert the invalidity of this Guaranty or to discontinue this Guaranty.

8. Remedies. In the event of a breach of any provision of the Account Documents or this Guaranty, or the occurrence of any Event of Default, RBC CM shall have the right, as examples only and without limitation, to: (a) demand that all sums due and payable under this Guaranty be immediately due and payable and thereupon all such amounts shall be immediately due and payable, together with all unpaid interest accrued hereon, without notice of demand; (b) exercise its rights of set-off arising under this Guaranty, any of the Account Documents, or under any other document or under applicable law; (c) sue for and collect any and all sums due under the terms of this Guaranty, including, without limitation, attorney's fees; and (d) pursue all other available rights and remedies available to RBC CM at law or in equity. RBC CM may, among other things, also restrict the transfer of property from the Guaranteed Account and Guarantor Account, prohibit any trade or change in investments with respect to assets in the Guaranteed Account and Guarantor Account and liquidate all or part of the assets in the Guaranteed Account and Guarantor Account. If any Event of Default under Section 7(h) shall occur, all of the Liabilities shall become immediately due and payable.

9. Formalities. The Guarantor waives presentment, promptness, diligence, notice of dishonor, protest, notice of acceptance of this Guaranty, notice of creation, any notice whatsoever as to the current condition of the Guaranteed Account or any changes therein from time to time and the manner of conducting or closing thereof, in the Event of Default by the Customer or the Guarantor any demand or notice in respect thereof, any requirement of legal or equitable proceedings by RBC CM against the Customer or the Guarantor as a condition precedent to enforcing the obligations of the Guarantor hereunder, or notice of any other kind and any other formality with respect to any of the Liabilities or this Guaranty. The Guarantor also waives the right to require that RBC CM proceed first against the Customer upon the Liabilities before proceeding against the Guarantor hereunder. If payments or credits from the Guarantor, the Customer or another person are made to RBC CM on account of the Liabilities and are subsequently invalidated, declared preferential or are otherwise required to be repaid by RBC CM, then to the extent of such payment, the Liabilities shall continue as of the time immediately preceding such initial payment or credit.

10. Representations and Warranties. Guarantor represents and warrants that: (a) the Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with the terms hereof, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium, and other similar laws affecting creditors' rights generally and subject to limitations on the availability of equitable remedies; (b) no order, consent, approval, license authorization or validation of, or filing, recording or registration with, or exemption by, any government or public body or authority, including, without limitation, the Securities and Exchange Commission, the New York Stock Exchange, Inc., the Financial Industry Regulatory Authority, Inc., or the Board of Governors of the Federal Reserve System, is required on the part of the Guarantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect, or enforceability of, this Guaranty; (c) no event has occurred and no condition exists which would constitute an Event of Default hereunder; and (d) after giving effect to the transactions contemplated by this Guaranty, the Guarantor is not insolvent.

11. Use of Account Assets; Security Interest; Lien.

(a) RBC CM shall have the right, at any time, in its discretion, to use, without restriction, the money or securities or other property in the Guarantor Account which the Guarantor may have with RBC CM to pay the Liabilities, and the Guarantor hereby grants a security interest to RBC CM with respect to the Guarantor's right, title and interest in and to such Guarantor Account and the money (which shall be deemed a financial asset), securities, and other property and financial assets that the Guarantor may at any time hold or have therein and the proceeds thereof, as security for payment by the Guarantor of the Liabilities.

(b) The Guarantor hereby authorizes RBC CM to file one or more financing statements and continuation statements and amendments thereto. A photocopy of this Guaranty may be filed as a financing statement as permitted by law. The Guarantor also agrees to take such steps as RBC CM may reasonably require to perfect and protect the security interest granted hereby, and in furtherance thereof the Guarantor hereby appoints RBC CM its attorney-in-fact with full authority to take actions to accomplish the purposes of the security interest hereby granted.

(c) The Guarantor also agrees that: (1) RBC CM may (x) pledge, re-pledge, hypothecate, or re-hypothecate any of such securities or other property, separately and/or commingled with any other securities or property owned by the Guarantor or any other person, for the Liabilities, without retaining the possession or control for delivery of a like amount of similar securities or property, and (y) proceed at any time, in its discretion, and without prior demand or notice to either the Customer or the Guarantor, to enforce such lien by the sale of any such securities or property of the Guarantor, in any manner and upon such terms as RBC CM may determine; (2) the enforcement by RBC CM of such lien in any manner, in whole or in part, shall not in any way affect the continuing liability of the Guarantor for the Liabilities; (3) any demand on the Guarantor to perform the obligations under the Guaranty, or any action or proceedings brought to enforce the liability of the Customer or the Guarantor hereunder, shall not release or otherwise affect said lien; and (4) at all times the Guarantor shall remain personally liable for the payment of the Liabilities.

(d) The Guarantor agrees not to pledge or otherwise encumber the securities, money or property in the Guaranteed Account or the Guaranteed Account itself to any person other than RBC CM.

12. Binding Nature of Guaranty. This Guaranty shall be binding upon the Guarantor, his/her/its estate, executors, administrators and assigns, and shall inure to and through the benefit of RBC CM and of any successor firm or firms, irrespective of any change or changes at any time in the personnel thereof, for any cause whatsoever, and of RBC CM's assigns or any successor firm thereto.

13. Indemnification of RBC Capital Markets, LLC. In addition to its obligations under Section 1 above, the Guarantor shall indemnify and hold harmless (including payment of

attorneys' fees) RBC CM, its corporate affiliates, and any officer, director, employee or agent thereof (each of the foregoing being hereinafter referred to individually as an "Indemnified Party"), against all liability to third parties (other than liability solely the fault of the Indemnified Party), including, without limitation, any claim, judgment, lawsuit, costs, fees, or expenses, arising from or in connection with the (a) opening of the Guaranteed Account, Guarantor Account, or any other account; (b) any extension of credit by RBC CM to the Customer or the Guarantor; (c) the failure by Customer to satisfy the Liabilities; or (d) RBC CM's performance or exercise of its rights under any Account Documents. The obligation of the Guarantor to indemnify any Indemnified Party will survive the expiration or termination of this Guaranty, or any other agreement between RBC CM and the Guarantor or RBC CM and Customer, or both, by either or all parties and for any reason. RBC CM shall conduct the defense of any such third-party action arising as described herein unless RBC CM, the Guarantor and Customer shall unanimously agree that the Guarantor or Customer, or both, shall conduct such defense.

14. Consultation with Legal Counsel and Other Professionals. The Guarantor acknowledges and agrees that, prior to executing this Guaranty, it has had adequate and sufficient opportunity to consult with legal counsel and all other relevant professionals, including, without limitation, tax and accounting professionals, to the extent that the Guarantor has deemed such consultation necessary.

15. Governing Law and Forum. This Guaranty shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the conflicts of laws or principles thereof. Any action or suit related to this Guaranty shall be brought in the state or federal courts sitting in Hennepin County, Minnesota.

SCHEDULE A – GUARANTEED ACCOUNT

Account Numbers
ALGO HOLDINGS INC

SCHEDULE B – GUARANTOR ACCOUNT

Account Numbers
CORVUS CAPITAL LIMITED

<u>BOTH PARTIES HERETO REPRESENT THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS STATED HEREIN, AND ACKNOWLEDGE RECEIPT OF A SIGNED, TRUE, AND EXACT COPY OF THIS AGREEMENT.</u>

GUARANTOR

By:	/s/ Andrew Regan	24 June 2024	Andrew Regan	CEO
	Signature	*Date*	*Printed Name*	*Title(if applicable)*

RBC CAPITAL MARKETS, LLC

By: ____________________________________

Its: ____________________________________

Address: RBC Wealth Management
250 Nicollet Mall
Minneapolis, MN 55401